Subsequent Events - Evernorth - Annual	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Management has evaluated subsequent events through March 17, 2026, the date the financial statements were available to be issued. No other events requiring adjustment or disclosure are noted.
Subsequent Events
Management has evaluated subsequent events through October 23, 2026, the date the condensed financial statements were available to be issued. The following events requiring disclosure is noted below.
Amendment to BCA
On August 12, 2026, the parties amended the Business Combination Agreement, the Contribution Agreement, the Advance Funding Subscription Agreements, the Series C Subscription Agreement, and the Contributor Related Party Entity Subscription Agreement to revise the pricing mechanics used to determine the number of equity interests issuable in respect of XRP-denominated contributions and investments. As originally executed, those agreements fixed the initial calculation at the Signing XRP Price of $2.36609, with an upward adjustment in shares or units only if the Closing XRP Price exceeded that amount. As amended, the initial calculation is now also subject to a downward closing-date adjustment such that, if the Closing XRP Price is below the Signing XRP Price, the XRP-denominated contributions and investments would be measured using the lower Closing XRP Price, while the upward adjustment for a higher Closing XRP Price is retained. The amendments did not otherwise change the aggregate XRP contributions. There is no impact to the condensed consolidated financial statements presented for the period as at and for the six months ended June 30, 2026.
In addition, on August 12, 2026, certain investors affiliated with SBI Holdings, Inc. amended their Advance Funding Subscription Agreements to provide that, upon consummation of the Proposed Business Combination, the number of shares of Pubco Class A Common Stock issuable to such investors will be limited to an ownership threshold of 39.9% of the outstanding Pubco Class A Common Stock. Any shares that would otherwise be issued above such threshold will instead be issued as Pubco Class C Common Stock. The amendment changes the allocation of the equity interests between Pubco Class A Common Stock and Pubco Class C Common Stock but does not change the aggregate subscription price or per share purchase price applicable to such shares. The Pubco Class C Common Stock will remain convertible into Pubco Class A Common Stock in accordance with Pubco's governing documents. There is no impact to the condensed consolidated financial statements presented for the period as of and for the six months ended June 30, 2026.
Convertible Notes
On September 11, 2026, the Company entered into a Note Purchase Agreement (the "Note Purchase Agreement") with a purchaser (the "Purchaser"). Under the agreement, the Company agreed to issue $30.0 million aggregate principal amount of Convertible Senior PIK Note (the "Convertible Note"). The issuance of the Convertible Note was conditioned on the consummation of the Proposed Business Combination. Interest accrues at 4.00% per annum and is paid in kind semi-annually by increasing the principal amount. The Convertible Note matures on the fifth anniversary of the Closing Date. Any principal not converted, including capitalized PIK interest, is due in cash at maturity. The Company may not prepay or redeem the Convertible Note before maturity. The Purchaser may convert all, but not less than all, of the Convertible Note at any time on or after the first anniversary of the Closing Date and before maturity. The initial conversion rate is 98.03921 shares of Pubco Class A Common Stock per $1,000 principal amount, including capitalized PIK interest, which equals an initial conversion price of $10.20 per share. On conversion, the Purchaser may elect settlement in shares, cash, or a combination of cash and shares. The conversion value is capped at 4.0 times the original principal amount. Upon an event of default or a fundamental transaction, the Purchaser may require the Company to redeem the Convertible Note in cash at a price that provides an 8.0% annual yield on the original principal amount.
Consummation of BCA
On October 9, 2026, the Company consummated the Proposed Business Combination pursuant to the BCA, as amended. In accordance with the BCA, Company Merger Sub merged with and into Pathfinder and SPAC Merger Sub merged with and into Armada. Pathfinder and Armada survived as subsidiaries of the Company. Upon consummation of the Mergers, the Company ceased to be a wholly-owned subsidiary of the Parent. Pubco Class A Common Stock began trading on the Nasdaq Stock Market under the ticker symbol "XRPN" on October 12, 2026.
On the Closing Date, based on a Closing XRP Price of $1.43069, the Company issued the following equity interests at a $10.00 per share equity valuation:
•Advance and Delayed Subscription Agreements: 11,748,249 shares of Pubco Class A Common Stock and 2,359,038 shares of Pubco Class C Common Stock. The Class C shares were issued to certain investors affiliated with SBI Holdings, Inc. as a result of the 39.9% ownership threshold.
•Series C Subscription Agreement: the Sponsor received 30,233,211 Series C Initial Subscribed Shares, consisting of Pubco Class A Common Stock and Pubco Class C Common Stock, reflecting the 19.9% voting ownership threshold.
•Contribution Agreement: Ripple received 1,678,382 shares of Pubco Class A Common Stock reflecting the 9.9% ownership threshold, and 16,461,545 Pathfinder Units.
•Contributor Related Party Entity Subscription Agreement: the Contributor Related Party Entity received 661,867 shares of Pubco Class A Common Stock reflecting the 9.9% ownership threshold and 6,491,583 Pathfinder Units. Combined with Ripple, its ownership of Pubco does not exceed 9.9% immediately following the closing.
Upon issuance of these equity interests, the refundable investor advances described in Note 5 were settled. The contractual restrictions on the Custody XRP described in Note 4 also lapsed. Amounts outstanding under the Related Party Credit Facility became repayable within five business days of the Closing Date.
Upon closing, deferred offering costs were reclassified as a reduction of additional paid-in capital.
On the Closing Date, the Company issued the Convertible Notes and received net cash proceeds of $29.0 million, after deducting a $1.0 million fee paid to its capital markets advisor.
The Proposed Business Combination will be accounted for as a reverse recapitalization, with the Company treated as the accounting acquirer. The Company is evaluating the full accounting impact of the Proposed Business Combination.
ELOC Facility
On October 23, 2026, the Company entered into a common stock purchase agreement (the "Purchase Agreement") with CF Principal Investments LLC ("Cantor"), establishing a committed equity facility (the "ELOC Facility"). Under the agreement, the Company may direct Cantor to purchase shares of Pubco Class A Common Stock from time to time at its sole discretion. Total purchases may not exceed 5,218,935 shares of Pubco Class A Common Stock, representing 19.99% of the Pubco Class A Common Stock outstanding immediately before the agreement was signed, unless stockholder approval is obtained. Purchases are made at 97% of the volume-weighted average price over the applicable purchase period. Cantor is not required to purchase shares that would cause its beneficial ownership to exceed 4.99% of the outstanding Pubco Class A Common Stock. Sales may begin only after a registration statement covering the resale of the shares is declared effective. The Purchase Agreement expires on the first day of the month following the 14-month anniversary of its date, unless terminated earlier. The Company agreed to pay Cantor a non-refundable cash commitment fee of $0.5 million within five business days after the registration statement is declared effective.